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                                                                    EXHIBIT 23.5

                               ENGINEER'S CONSENT

   We consent to the reference to our appraisal report for Devon Energy Corporation as of the years ended December 31, 1996, 1997 and 1998, incorporated herein by reference.

                                          LAROCHE PETROLEUM CONSULTANTS, LTD.

                                          /s/ William E. LaRoche

                                          -------------------------------------
                                            William E. LaRoche
                                            Partner

July 19, 1999